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                             OPEN-END MORTGAGE DEED

TO ALL PEOPLE TO WHOM THESE PRESENTS SHALL COME, GREETINGS:

      KNOW YE, that APEX MACHINE TOOL COMPANY, INC., a Connecticut corporation ("Borrower"), with its principal office at 1806 New Britain Avenue, Farmington, Connecticut 06032 for the consideration of One Dollar ($1.00) and other valuable consideration received to the Borrower's full satisfaction of BANKNORTH, N.A., a national bank having a mailing address at 102 West Main Street, New Britain, Connecticut 06050-0174 ("Lender"), does hereby give, grant, bargain, sell and confirm, with MORTGAGE COVENANTS, unto the Lender, its successors and assigns forever:

                                  THE PROPERTY

      (A) LAND: Those certain piece or parcels of real property known as 21 Spring Lane, Farmington, Connecticut, Farmington, Connecticut, more particularly described in Schedule A attached hereto and made a part hereof, and all rights, privileges and easements appurtenant thereto (the "Land").

      (B) IMPROVEMENTS: All the buildings, structures and improvements now or hereafter placed on the Land (the "Improvements").

      (C) SERVICE EQUIPMENT: All fixtures, appliances, machinery and equipment now or hereafter installed, and such other goods and chattels and personal property as are now or hereafter attached to, used, or furnished in connection with the letting or operation of the Property (hereinafter defined) or in connection with the activities conducted thereon, and all renewals or replacements thereof or additions thereto or articles of substitution thereof (the "Service Equipment").

      (D) CONDEMNATION PROCEEDS: All awards or payments, including interest thereon, which may be made with respect to the Property as a result of the exercise of the right of eminent domain in accordance with, and subject to, the terms and conditions of Section 1.4.

      (E) LEASES: All right, title and interest of the Borrower in and to any and all leases, tenancies or rights of use and occupancy, with amendments, if any, and any extensions, renewals or guarantees of the tenants' obligations thereunder, now or hereafter on or affecting the Property, whether or not recorded, with all security therefor and all monies payable thereunder, and all books and records which reflect payments made under the leases (hereinafter the "Leases").

      (F) PROPERTY INCOME: All rents, income, profits, security deposits and other benefits to which the Borrower may now or hereafter be entitled from the Property and/or

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the business operations conducted at or from the Property (hereinafter the
"Property Income") in accordance with, and subject to, the terms and conditions of Section 1.7.

      TO HAVE AND TO HOLD the above granted and bargained premises, with the privileges and appurtenances thereof (collectively referred to herein as the "Property") unto it, the said Lender, its successors and assigns forever, to its and their own proper use and behoof.

THE CONDITION OF THIS DEED IS SUCH THAT:

      WHEREAS, the Lender and the Borrower and certain affiliates of Borrower, have entered into a Credit Agreement (the "Credit Agreement") under which (i) a certain Term Loan in the amount of $5,000,000 and evidenced by a certain Term Note attached hereto and made a part hereof as Schedule B-1, (ii) a certain Revolving Credit Loan in an amount not to exceed $5,000,000, constituting a commercial revolving loan (and the Credit Agreement constituting a commercial revolving loan agreement with respect to the Revolving Credit Loan) and evidenced by a certain Revolving Credit Note attached hereto and made a part hereof as Schedule B-2, and (iii) a certain Equipment Loan in the amount of up to $1,500,000, initially in the form of a line of credit, constituting a commercial revolving loan (and the Credit Agreement constituting a commercial revolving loan agreement with respect to the Equipment Loan) and then converting to a term loan and evidenced by a certain Equipment Note attached hereto and made a part hereof as Schedule B-3 (the Term Note, the Revolving Credit Note and the Equipment Note all dated the date of this Mortgage and hereinafter collectively called the "Note"), pursuant to which the maximum aggregate amount of the loans therein authorized (collectively the "Loan") outstanding at any one time is $11,500,000. Pursuant to the Credit Agreement, a portion of the Loan proceeds will be advanced on the Effective Date (as defined in the Credit Agreement) and all or part of the remaining Loan proceeds are permitted to be advanced from time to time (the "Loan Advances") and shall be secured by this Mortgage. The initial Loan Advance made under the Credit Agreement this date is $1.00. The initial Loan Advance and future Loan Advances, if any, may be either evidenced by additional notes or recorded in an account on the books of the Lender as specified in Sections 4.1 and 4.2 hereof. The Credit Agreement provides for repayment of all or a portion of the outstanding balance of the Loan proceeds, together with interest thereon, from time to time as provided in Schedule C attached hereto and made a part hereof. This Mortgage is also subject to the following additional terms and conditions:

      1. COVENANTS AND REPRESENTATIONS OF THE BORROWER

      The Borrower covenants, represents and warrants to the Lender as follows:

      1.1 PAYMENT AND PERFORMANCE

      The Borrower will pay the debt evidenced by the Loan and all other sums due thereunder in lawful money of the United States and pay and perform all of its obligations under the Credit Agreement, this Mortgage, and every other instrument now or hereafter securing, evidencing or relating to the Loan (collectively referred to herein as the "Loan Documents") at the times and in

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the manner set forth in such Loan Documents. All amounts due the Lender under any of the aforesaid instruments shall be secured by the lien of this Mortgage and shall hereinafter be referred to as the "Mortgage Debt". If the Borrower consists of one or more parties, all of the obligations, covenants and warranties of the Borrower contained in this Mortgage shall be the joint and several obligations of the parties constituting the "Borrower".

      1.2 INSURANCE

            A. The Borrower shall keep the Property insured against loss by fire, flood and other hazards, casualties, liability, contingencies and all other risks, including loss of income, in such amounts, with such companies, and with such deductibles as the Lender may reasonably require. All insurance carried on the Property must be assigned to the Lender and be payable to the Lender under the standard non-contributing mortgagee endorsement and such other endorsements as the Lender may require.

            B. In the event of any loss or damage to the Property, the Borrower shall give prompt notice thereof to the Lender. In case of loss and payment by any insurance company, the amount of insurance proceeds received shall be applied either in whole or in part upon the payment of the Mortgage Debt or to rebuilding or restoring the Property, in accordance with the procedures specified in the Credit Agreement.

      1.3 TAXES

            The Borrower shall pay within any applicable grace period and before the same become delinquent, all taxes, assessments and governmental or other charges and impositions of any kind whatsoever which may now or hereafter be assessed or levied upon any part of the Property (all such charges and payments collectively referred to herein as the "Taxes"). The Borrower shall promptly notify the Lender of the delinquency in the payment of any Taxes.

      1.4 CONDEMNATION

            The Borrower will give the Lender prompt notice of any eminent domain proceedings affecting any part of the Property. The Borrower hereby appoints the Lender as its attorney-in-fact, coupled with an interest, and authorizes the Lender to collect, receive, and retain, subject to the terms hereof, the proceeds of any such award or payment, to give proper receipts therefor and, if an Event of Default has occurred, to adjust, compromise and settle the claim therefor. The Lender shall have the right to intervene and participate in any eminent domain proceedings and the Borrower shall consult with the Lender in all matters pertaining to the adjustment, compromise or settlement of such proceedings and shall not enter into any agreement with respect to such matters without the prior written consent of the Lender. The Lender may, in its sole discretion, retain and apply any eminent domain award or payment toward payment of the Mortgage Debt, or pay same over wholly or in part to the Borrower.

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      1.5 COMPLIANCE WITH LAW, ETC.

            A. The Borrower warrants that it presently does and covenants that it will continue to observe and comply with (1) all laws, regulations, ordinances, rules, and orders affecting the Property or the business operations thereon; and (2) the terms of each insurance policy applicable to the Property. If the Borrower receives notice that it is not in compliance with any such law or condition, the Borrower will promptly provide the Lender with a copy of such notice.

            B. The Borrower shall indemnify the Lender and hold the Lender harmless from and against all loss, liability, damage and expense, including attorneys' fees, suffered or incurred by the Lender, whether as holder of this Mortgage, as mortgagee in possession or as a successor in interest to the Borrower as owner of the Property by virtue of foreclosure or acceptance of a deed in lieu of foreclosure (i) under or on account of Chapter 446K of the Connecticut General Statutes Revision of 1958, as amended (the "Act") or related regulations, or any similar applicable federal laws or regulations, including the assertion of any lien thereunder; (ii) with respect to any discharge, spillage, uncontrolled loss, seepage or filtration of oil or petroleum or chemical liquids or solid, liquid or gaseous products or hazardous waste which, if contained or removed or mitigated by the State of Connecticut, would give rise to a lien under Connecticut General Laws Section 22a-452a, as amended (a "Spill") affecting the Property (whether or not the same originates or emanates from the Property or any contiguous real estate) including any loss of value of the Property as a result of such Spill; and (iii) with respect to any other matter affecting the Property and governed by the provisions of the Act or related regulations or any similar applicable federal laws or regulations.

            C. In the event of any Spill affecting the Property, whether or not the same originates or emanates from the Property or any contiguous real estate, the Borrower shall contain, remove or mitigate same immediately and in accordance with any directives of the State of Connecticut. If the Borrower shall fail to remedy such Spill or otherwise comply with any of the requirements of the Act or related regulations or any other environmental law or regulation, the Lender may at its election, but without the obligation to do so, give such notices and/or cause such work to be performed at the Property and/or take any and all other actions as the Lender shall deem necessary or advisable in order to remedy the Spill or cure such failure of compliance, and any amounts paid as a result thereof shall be reimbursed by the Borrower upon demand by the Lender, shall bear interest at the "default rate" provided for in the Credit Agreement, and shall be secured by the lien of this Mortgage.

            D. The Borrower represents and warrants that except as otherwise indicated in the Environmental Reports (as defined in the Credit Agreement), there does not now exist (i) on, under or within the Property (or any contiguous land included in the legal description of the Property within three years prior to the date hereof) any Spill, and (ii) any condition, nor will the current or proposed operations cause there to exist any condition upon the Property or said contiguous land which would materially increase the possibility of the occurrence of (a) a Spill,

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or (a) a material violation of the Act or any related regulations or any similar federal laws or regulations.

      1.6 MAINTENANCE AND REPAIR; INSPECTION

            The Borrower will keep and maintain the Property in good condition, working order and repair. The Lender and any person authorized by the Lender shall have the right to enter and inspect the Property at all reasonable times.

      1.7 SALE, ENCUMBRANCE AND USE

            The Borrower shall not, without the Lender's prior written consent which may be withheld in the Lender's sole discretion for any reason whatsoever,
(1) initiate or allow any transfer, lease, mortgage or other disposition of, or contract to dispose of, legal or equitable title to all or any part of the Property; (2) if applicable, change any of the ownership of, commence an action to dissolve or otherwise effect the dissolution of a corporate or partnership Borrower or guarantor; (3) if applicable, cause the termination of or change the ownership, the articles of organization, the operating agreement, or the manager of a limited liability company Borrower or guarantor; (4) create or allow any liens or encumbrances against such title; (5) initiate or allow any change in the nature of the use and occupancy of the Property, including any such change which materially increases the possibility of a Spill; or (6) record any Declaration of Common Interest Community.

      1.8 PROPERTY INCOME

            The Borrower may collect and use the Property Income, as same becomes due and payable, so long as no Event of Default, as defined hereinafter, has occurred, but may not collect the Property Income more than thirty (30) days in advance of the date the same becomes due. This Section 1.8 shall constitute an absolute and present assignment of the Property Income. The existence or exercise of the Borrower's conditional permission to collect the Property Income shall not operate to subordinate this assignment to any subsequent assignment.

      1.9 PROTECTION OF LIEN AND OTHER EXPENSES

            The Borrower shall pay, indemnify and hold the Lender harmless from all costs, disbursements, expenses and reasonable counsel fees incurred by the Lender in connection with protecting or sustaining the lien of this Mortgage or collection of the Mortgage Debt, either before or after obtaining judgment of foreclosure of the Mortgage or judgment on or with respect to the Mortgage Debt.

      1.10 FINANCING STATEMENT

            This Mortgage is intended to be effective as a financing statement pursuant to the Connecticut Uniform Commercial Code with respect to the Service Equipment. The Lender is the secured party and the Borrower is the debtor with respect to this financing statement and the

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mailing addresses of the secured party and the debtor for the purpose of this financing statement are set forth hereinabove.

      1.11 OTHER DOCUMENTS

            The Borrower upon request shall deliver to the Lender all reports, licenses, permits, approvals, orders, agreements, options, and applications relating to or affecting the Property.

      1.12 PREJUDGMENT REMEDY WAIVER

            The Borrower represents, warrants and acknowledges that the transaction of which this Mortgage is a part is a "commercial transaction" as defined by the Statutes of the State of Connecticut. Monies now or in the future to be advanced to or on behalf of Borrower are not and will not be used for personal, family or household purposes. THE BORROWER HEREBY WAIVES ALL RIGHTS TO NOTICE AND PRIOR COURT HEARING OR COURT ORDER UNDER CONNECTICUT GENERAL STATUTES SECTIONS 52-278a ET. SEQ. AS AMENDED OR UNDER ANY OTHER STATE OR FEDERAL LAW WITH RESPECT TO ANY AND ALL PREJUDGMENT REMEDIES THE LENDER MAY EMPLOY TO ENFORCE ITS RIGHTS AND REMEDIES HEREUNDER. THE BORROWER FURTHER CONSENTS TO THE ISSUANCE OF ANY PREJUDGMENT REMEDIES WITHOUT A BOND AND AGREES NOT TO REQUEST OR FILE MOTIONS SEEKING TO REQUIRE THE POSTING OF A BOND UNDER PUBLIC ACT 93-431 IN CONNECTION WITH THE LENDER'S EXERCISE OF ANY PREJUDGMENT REMEDY.

      1.13 WAIVER OF TERMINATION RIGHTS

            The Borrower hereby waives, for itself or any of its assigns who assume this Mortgage, any rights it may have under Section 49-2(c)(7) of the Connecticut General Statutes, as amended, or otherwise, to terminate the right of the Lender to make "optional future advances" as defined under said statute, including without limitation, Loan Advances made by the Lender pursuant to this Mortgage, the Credit Agreement, and/or any other Loan Documents.

      1.14 FINANCING STATEMENT

            This Mortgage is intended to be effective as a financing statement pursuant to the Connecticut Uniform Commercial Code with respect to the Service Equipment. The Lender is the secured party and the Borrower is the debtor with respect to this financing statement and the mailing addresses of the secured party and the debtor for the purpose of this financing statement are set forth at the beginning of this Mortgage. Upon request the Borrower shall execute and deliver to the Lender any security agreement, financing or continuation statement or other document the Lender deems necessary to protect or perfect its lien on the Service Equipment, and pay all filing fees and other costs, disbursements, expenses and reasonable counsel fees incurred by the Lender in connection therewith. The Borrower authorizes the Lender, to the extent permitted by applicable law, to sign and file any financing or continuation statement at any time with respect to the Service

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Equipment in the absence of any signature by or on behalf of the Borrower. This
Open-End Mortgage Deed shall be filed in the real property records of the Town of Farmington, Connecticut, and shall serve as a fixture filing.

      1.15 SECOND MORTGAGE

      Notwithstanding any other provisions of this Mortgage to the contrary, Lender agrees and acknowledges that this Mortgage is a second mortgage, subsequent in right in lien and payment priority (and in all other respects) to a prior first mortgage that is recorded on the applicable land records with respect to the Property. All provisions of this Mortgage relating to the payment of, or taking reserves for, Taxes, the requirements regarding insurance coverage, the application of insurance or condemnation proceeds, or the rebuilding or repair of the Improvements after a casualty or condemnation with such proceeds, shall be expressly subject to the provisions of such first mortgage and the rights of such first mortgagee to obtain such funds and/or make such decisions. Borrower shall be entitled to refinance the debt secured by such first mortgage; provided Borrower first provides Lender with prior written notice of such refinancing and evidence that the amount of such refinancing will not exceed the original principal amount to such first mortgage, in which event Lender agrees to enter into a customary subordination agreement with any party providing such permitted refinancing on terms consistent with this Section 1.15.

2.    DEFAULT

      2.1 EVENTS OF DEFAULT

            Any one or more of the following shall constitute an "Event of Default" hereunder:

            A. The failure to pay the Mortgage Debt in full by the "Maturity Date" as defined in the Note, or the failure to pay any other installment of principal and/or interest or any other sums due with respect to the Mortgage Debt upon maturity or within fifteen (15) days from the date when such installment is otherwise due and payable in accordance with the provisions of
Section 1.1.

            B. The occurrence of an Event of Default (as defined therein) under any Loan Documents, beyond the expiration of any applicable grace or cure period.

            C. The failure to pay the premiums on or keep in force any insurance required under Section 1.2.

            D. The failure to pay any Taxes within the applicable time periods set forth under Section 1.3.

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            E. The transfer, encumbrance or change in use of, or other action or non-action with respect to, the Property or the composition of the Borrower in contravention of the provisions of Section 1.7.

            F. The failure of the Borrower to contain, remove or mitigate any Spill or the Borrower's failure to immediately upon request reimburse the State of Connecticut or the Lender for any amounts expended by them with respect to any Spill.

            G. The assignment of the whole or any part of the Leases or Property Income.

            H. The actual or threatened waste, removal or demolition of, or material alteration to, any part of the Property without the Lender's prior written consent.

            I. The failure to observe or perform any other covenants of the Borrower contained in this Mortgage for a period of thirty (30) days after the occurrence of such failure.

            J. The occurrence of a default under or demand for the payment of any other note or obligation secured by a mortgage on or security interest in the Property.

            K. The cancellation, revocation, suspension or failure to receive a grant or renewal of any and all licenses and permits pertaining to or necessary for the operation of the business of the Borrower on the Property.

            L. The material impairment of the value of any part of the Property by condemnation or casualty.

3.    REMEDIES

      Whenever an Event of Default shall have occurred, the Lender may take any one or more of the following remedial steps:

      3.1 ACCELERATION

            The Lender may declare, without demand or notice to the Borrower, the outstanding principal amount of the Loan and the interest accrued thereon, and the Mortgage Debt, to be due and payable immediately, and upon such declaration such principal and interest and other sums shall immediately become, and be, due and payable.

      3.2 FORECLOSURE

            The Lender may foreclose this Mortgage and exercise its rights as a secured party for all or any portion of the Mortgage Debt which is then due and payable, subject to the continuing lien of this Mortgage for the balance not then due and payable.

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      3.3 POSSESSION OF PROPERTY; APPOINTMENT OF RECEIVER

            A. The Lender may, at its option (1) enter upon and take possession and control of the Property and the Property Income with those rights and powers more particularly set forth in subsection 3.3 C.; (2) make application to a court of competent jurisdiction for and obtain the immediate ex parte appointment of a receiver authorized to immediately enter upon and take possession and control of the Property and the Property Income with those rights and powers more particularly set forth in subsection 3.3 C.; and (3) without taking possession and control of the Property, immediately commence action to collect directly all Property Income in the place and stead of the Borrower with full rights and powers to notify all parties liable to make payments of Property Income to make said payments directly to the Lender or its agents, and the Lender or its agents shall have the further power and authority to sue for or otherwise collect and receive all Property Income.

            B. The Borrower hereby waives to the fullest extent permitted by law all rights to prior notice or court hearing in connection with any action by the Lender of the types set forth in subsection 3.3 A., and the Borrower further waives any requirement that Lender provide any bond, surety, or other security in connection with any said action.

            C. In the event the Lender or a receiver enters upon and takes possession and control of the Property and/or the Property Income pursuant to subsection 3.3 A., said person or entity shall, in addition to such other rights and powers as may subsequently be authorized, have the right and power to (1) operate, manage and control the Property and exercise all the rights and powers of the Borrower in its name or otherwise with respect to the same; (2) make all necessary and proper maintenance, repairs, replacements, and improvements to the Property; (3) collect and receive all Property Income; and (4) enforce all terms of existing contracts pertaining to the Property and enter into such new contracts as the Lender or the receiver may determine necessary in its sole discretion.

            D. All Property Income collected by the Lender, the Lender's agent or a receiver pursuant to subsection 3.3 A. shall be applied in such order of priority as the Lender may determine in its sole discretion to (1) interest and principal due on the Mortgage Debt; (2) taxes, assessments and insurance premiums due with respect to the Property and/or the business operations conducted from the Property; (3) all costs and expenses of operating, maintaining, repairing and improving the Property; and (4) the compensation, salaries, expenses and disbursements of any agents, employees, attorneys or other representatives of the Lender, the Lender's agent or the receiver in connection with the possession, control and/or operation of the Property and the business operations conducted therefrom.

            E. The Lender, its agents, or any receiver acting pursuant to subsection 3.3 A. shall in no event be liable or accountable for more moneys than actually are received from the Property during the period which the Lender, its agent or any receiver actually is in possession

                                       9
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and control of the Property. Neither the Lender, its agents nor any receiver shall be liable or accountable in any manner for the failure to collect Property Income for any reason whatsoever.

            F. All costs, expenses and liabilities of every character incurred by the Lender in managing, operating and maintaining the Property, not paid from Property Income as hereinabove provided, shall constitute Lender advances pursuant to Section 3.4.

            G. In the event of foreclosure, the Lender, its agent or any receiver acting pursuant to subsection 3.3 A. may remain in possession of the Property until (1) the foreclosure sale; (2) the redemption of the Property; or
(3) if a deficiency exists, the expiration of any redemption period of the United States of America extending subsequent to the foreclosure sale. The Lender, its agents or the receiver shall incur no liability for, nor shall the Borrower assert any claim or setoff as a result of, any action taken while the Lender, its agent or a receiver is in possession of the Property.

      3.4 LENDER ADVANCES

            The Lender may, without notice or demand, pay any amount which the Borrower has failed to pay, or perform any act which the Borrower has failed to perform hereunder. In such event such Lender advances, together with interest thereon from the date made, at the highest interest rate allowed under the Credit Agreement shall be (1) added to the Mortgage Debt, (2) payable on demand to the Lender and (3) secured by the lien of this Mortgage.

      3.5 NO MARSHALLING

            The Lender shall not be (1) compelled to release, or be prevented from foreclosing or enforcing this Mortgage upon all or any part of the Property, unless the entire Mortgage Debt shall be paid; (2) required to accept any part or parts of the Property, as distinguished from the entire whole thereof, as payment of or upon the Mortgage Debt to the extent of the value of such part or parts; (3) compelled to accept or allow any apportionment of the Mortgage Debt to or among any separate parts of the Property; or (4) prevented from selling the Property in one or more parcels or as an entirety and in such manner and order as the Lender in its sole discretion may elect.

      3.6 REMEDIES CUMULATIVE; LENDER'S DISCRETION

            No remedy conferred upon or reserved to the Lender hereunder is or shall be deemed to be exclusive but shall be cumulative, and may be exercised in the sole discretion of the Lender at any time, in any manner, and in any order, and shall be in addition to and separate and distinct from every other remedy given the Lender under this Mortgage, the Credit Agreement, or any other Loan Documents, or now or hereafter existing in favor of the Lender at law or in equity or by statute. The Lender, in exercising any remedy provided herein under which it may make payments or perform actions which the Borrower has failed to do or make, may do so in its sole discretion whenever in its opinion such payment or performance is necessary or desirable to protect the full security intended by this Mortgage.

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

      3.7 NO WAIVER

            Time and punctuality shall be of the essence in this Mortgage, but any delay or failure by the Lender to exercise any right or remedy available to it upon the occurrence of an Event of Default hereunder shall not constitute a waiver of such Event of Default or relinquishment of the right in the future to enforce strict compliance by the Borrower with all of the covenants, conditions and agreements herein, or of the right to exercise any such rights or remedies if such Event of Default by the Borrower be continued or repeated. No modification, amendment, change, or discharge of any term or provision of this Mortgage shall be valid or binding unless the same is in writing and signed by the Lender and the Borrower. The Lender may however, without notice to or the consent of the Borrower, any other person primarily or contingently liable for the payment of the Mortgage Debt or the holders of any subordinate lien on the Property, (1) release any part of the security described herein, (2) release the obligation of any person primarily or contingently liable for the Mortgage Debt secured hereby, (3) extend the time for payment or otherwise modify the terms of the Mortgage Debt or this Mortgage, and (4) take any additional security for the Mortgage Debt. No such release, extension, modification or additional security shall impair or affect the lien of this Mortgage or its priority over any subordinate lien and no such party shall be relieved of any liability by reason thereof.

      3.8 NO MERGER

            In the event the Lender shall acquire title to the Property by conveyance from the Borrower or as a result of the foreclosure of any other mortgage which the Lender at any time holds with respect to the Property, this Mortgage shall not merge in the fee of the Property but shall remain and continue as an existing and enforceable lien for the Mortgage Debt secured hereby until the same shall be released of record by the Lender in writing.

4.    MISCELLANEOUS PROVISIONS

      4.1 FUTURE ADVANCES REGARDING THE TERM LOAN AND THE EQUIPMENT LOAN

            This is an "Open-End Mortgage" and the holder hereof shall have all of the rights, powers and protection to which the holder of any Open-End Mortgage is entitled under Connecticut law. Upon request the Lender may, in its discretion, make future advances to the Borrower in connection with the Term Loan and the Equipment Loan (after its conversion to a term loan no later than July 31, 2005 pursuant to the terms of the Credit Agreement). Any future advance, and the interest payable thereon, shall be secured by this Mortgage when evidenced by a promissory note stating that the note is secured hereby. At no time shall the principal amount of the debt secured by this Mortgage exceed the original principal amount of the applicable Note, nor shall the maturity of any future advance secured hereby extend beyond the date the final principal payment is due on the applicable Note.

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      4.2 FUTURE ADVANCES REGARDING THE REVOLVING CREDIT LOAN AND THE EQUIPMENT
          LOAN

            This is an "Open-End Mortgage" securing (with respect to the Revolving Credit Loan and the Term Loan (prior to its conversion to a term loan no later than July 31, 2005)) a commercial revolving loan and the holder hereof shall have all of the rights, powers and protection to which the holder of any Open-End Mortgage securing a commercial revolving loan is entitled under Connecticut law. Upon request the Lender may, in the Lender's discretion, make future advances to the Borrower pursuant to the Credit Agreement. Any future Loan Advance, and the interest payable thereon, shall be secured by this Mortgage whether or not a promissory note evidences such Loan Advance; provided that the Lender records such Loan Advance in the Lender's books and records. At no time shall the principal amount of the Mortgage Debt exceed the full amount of the Loan authorized in the Credit Agreement nor shall the maturity of any future advance secured hereby extend beyond the date the final principal payment is due on the Loan.

      4.3 GOVERNING LAW; BINDING EFFECT

            This Mortgage shall be governed by and construed, interpreted, regulated and enforced in accordance with the applicable laws of the State of Connecticut. All covenants, conditions and agreements herein shall run with the land, and shall be binding upon and inure to the benefit of the respective heirs, successors and assigns of the Lender and the Borrower.

      4.4 NOTICE

            A. Any notice, report, demand or other written instrument required to be given, made, or sent under this Mortgage, shall be in writing, signed by the party giving or making the same, and shall be sent by certified mail, return receipt requested, to all parties hereto simultaneously at their respective mailing address indicated at the beginning of this Mortgage.

            B. The date of receipt of any notice shall be deemed to be, and shall be effective from, the earlier of (1) the date of the actual receipt of such notice, or (2) three days after same is deposited in the United States mail as provided above, whether or not the same is actually received by such party. Any party hereto shall have the right to change the place to which any such notice shall be sent by a similar notice sent in like manner to all parties hereto.

      4.5 NO AGENCY OR JOINT VENTURE

            Nothing contained in this Mortgage shall be construed to cause the Borrower to become the agent for, or joint venturer with, the Lender for any purpose whatsoever, nor shall the Lender be responsible for any shortage, discrepancy, damage, loss or destruction of any part of the Property for whatever cause unless same is the direct result of the gross negligence of the Lender.

      4.6 INVALID PROVISIONS

            If any term or provision herein is judicially determined invalid or unenforceable then the same shall either be severed from this Mortgage or if possible reduced in scope to the extent necessary to be valid or enforceable.

      4.7 INTERPRETATION

            In this Mortgage, unless the context otherwise requires:

            A. The term "Borrower" shall mean and include any guarantor of all or any part of the Mortgage Debt or any other person directly or indirectly responsible for the payment of all or any part of the Mortgage Debt.

            B. Words of the masculine gender shall mean and include correlative words of the feminine and neuter genders and words importing the singular number shall mean and include the plural number and vice versa.

            C. Any headings or captions preceding the texts of the several sections of this Mortgage shall be solely for convenience of reference and shall not constitute a part of this Mortgage, nor shall they affect its meaning, construction or effect.

      NOW, THEREFORE, if all agreements and provisions contained herein are fully kept and performed by the Borrower, and all the Mortgage Debt shall be fully paid in all respects, then this deed shall be void; otherwise to remain in full force and effect.

      IN WITNESS WHEREOF, the Borrower has caused this instrument to be executed and delivered this 21st day of December, 2004.

Signed, sealed and delivered
in the presence of                             APEX MACHINE TOOL COMPANY, INC.


/s/ Benjamin Engel                             By: /s/ Glenn L. Purple
-------------------------------                  -------------------------------
                                               Glenn Purple

/s /David E. Rosenberg                         Its Secretary
-------------------------------

STATE OF CONNECTICUT    )
                        ) ss.: Hartford
COUNTY OF HARTFORD      )

      On this 21st day of December, 2004, before me, the undersigned officer, personally appeared Glenn Purple, Secretary of APEX MACHINE TOOL COMPANY, INC., signer and sealer of the foregoing instrument and acknowledged the same to be his free act and deed and the free act and deed of said corporation.

                                               /s/ Benjamin Engel
                                               ---------------------------------

                                               Commissioner of Superior Court

                                   SCHEDULE A
                               DESCRIPTION OF LAND

                                  SCHEDULE B-1
                                COPY OF TERM NOTE

                                  SCHEDULE B-2
                          COPY OF REVOLVING CREDIT NOTE

                                  SCHEDULE B-3
                             COPY OF EQUIPMENT NOTE

                                   SCHEDULE C
                                 REPAYMENT TERMS

      The Borrower shall repay the Loans to the Lender or its order in accordance with and subject to the terms and conditions contained in the Credit Agreement which shall be available for inspection and review by interested parties (during normal business hours and upon reasonable prior notice) at the offices of both the Lender and the Borrower located at their respective mailing addresses appearing in the introductory paragraph of this Mortgage. The maximum amount that may be outstanding under all the Loans is $11,500,000. The maturity date of (a) the Term Loan is January 1, 2010, (b) the Revolving Credit Loan is July 31, 2005 (subject to annual renewals), and (c) the Equipment Loan is July 31, 2010. The Term Loan and the Equipment Loan (after conversion to term loan status no later than July 30, 2005) are both to be amortized in full by their respective maturity dates through the receipt of the principal portion of level monthly installments of principal and interest. The interest rate for the Term Loan is at a fixed rate specified in the Credit Agreement. The interest rate for the Revolving Credit Loan is at a variable rate specified in the Credit Agreement, calculated on a daily basis. The interest rate for the Equipment Loan is initially at a variable rate specified in the Credit Agreement, calculated on a daily basis, and then after conversion to term loan status no later than July 30, 2005, is at a fixed rate specified in the Credit Agreement. The Loans are subject to default interest rates, late payment fees, and prepayment fees, all as more particularly provided in the Credit Agreement.

      Unless otherwise specifically provided herein, all capitalized terms utilized in this Schedule C shall have the same meaning given thereto in the Mortgage to which this Schedule C is attached.

                                    OPEN-END
                                  MORTGAGE DEED

                        FROM: APEX MACHINE TOOL COMPANY, INC.
                              1806 New Britain Avenue
                              Farmington, Connecticut 06032

                        TO:   BANKNORTH, N.A.
                              102 West Main Street
                              New Britain, Connecticut 06050-0174

Dated: December __, 2004

RECORD AND RETURN TO:

Hunt Leibert
50 Weston Street
Hartford, CT 06120